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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: MARCH 13, 2001



                                TEAM MUCHO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




              Ohio                      0-21533                31-1209872
-------------------------------   ---------------------   ----------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)       (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         On March 13, 2001, TEAM Mucho, Inc., an Ohio corporation (the "Company"), issued a press release announcing that the acquisition of the assets of Professional Staff Management, Inc. had closed. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    EXHIBITS.

                Exhibit No.                   Description


                     99 Press release, dated March 13, 2001, entitled "TEAM Mucho Closes Professional Staff Management Acquisition; Creates $600 Million HR Outsourcing Powerhouse for Growing Businesses"



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TEAM MUCHO, INC.


Date:  March 28, 2001                   By:  /s/ Jay R. Strauss
                                             --------------------
                                             Jay R. Strauss,
                                             Chief Legal Officer and Secretary




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                                  EXHIBIT INDEX

        Exhibit No.                          Description

             99 Press release, dated March 13, 2001, entitled "TEAM Mucho Closes Professional Staff Management Acquisition; Creates $600 Million HR Outsourcing Powerhouse for Growing Businesses"